MBL VARIABLE CONTRACT ACCOUNT -- 7

To Contract Holders and Participants

The value of a Variable Accumulation Unit of MBL Variable Contract Account -- 7 (the "Account") as of December 31, 1995 was $17.799, an increase of 5.54% from the value of $16.864 on December 31, 1994.

Short-term money market rates moved in a relatively narrow band with a downward bias during 1995 while long-term rates (10 to 30 year bonds) declined dramatically. The movement of interest rates was a result of a fall in economic growth from 4.1% in 1994 to about 2.6% in 1995 and the efforts of the Federal Reserve Board to control inflation while keeping the economy expanding at an acceptable rate. In December the Federal Reserve Board lowered the federal funds rate for the second time in 1995 in order to prod economic activity. Economic statistics, however, indicate we are still experiencing a low level of expansion and that additional reductions of interest rates will occur early in 1996.

We   thank  you  for   your  continued  confidence   in  MBL  Variable  Contract
Account -- 7. We remain committed to providing you with superior customer service and quality investment management.

Following are the audited financial statements of the Account as of, and for the year ended, December 31, 1995.

Sincerely,

MBL Life Assurance Corporation

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Management Committee and Contract Holders
MBL Variable Contract Account -- 7

We have audited the accompanying statement of assets and liabilities of MBL Variable Contract Account -- 7 (the "Account") as of December 31, 1995, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the eight years in the period ended December 31, 1993 (with the exception of Total Return for each of the six years in the period ended December 31, 1991) were audited by other auditors whose reports dated February 7, 1994 and February 21, 1992 expressed unqualified opinions on those statements, with an explanatory paragraph relating to Mutual Benefit Life Insurance Company in Rehabilitation.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MBL Variable Contract Account -- 7 as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                           COOPERS & LYBRAND L.L.P.

Parsippany, New Jersey
February 16, 1996

MBL VARIABLE CONTRACT ACCOUNT -- 7
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS

Investments (98.4%):
  U.S. Treasury Bills, principal amount $1,225,000 and $800,000, 4.85% and
   5.31%, respectively, due February 1, 1996...............................  $2,016,230
Cash.......................................................................      33,539
                                                                             ----------
Total assets...............................................................   2,049,769

LIABILITIES -- NOTE C......................................................      --
                                                                             ----------
NET ASSETS.................................................................  $2,049,769
                                                                             ----------
                                                                             ----------

Net assets attributable to variable annuity Contract Holders -- 115,163 accumulation units at $17.799 per unit...................................  $2,049,769
                                                                             ----------
                                                                             ----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 7
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

Investment income:
  Interest...................................................                $ 114,541
Expenses -- Notes C and D:
  Investment advisory fee....................................   $   8,536
  Expense and expense risk charge............................       7,882
                                                               -----------
                                                                   16,418
  Less expenses waived and assumed by MBL Life -- Note C.....     (16,418)      --
                                                               -----------  -----------
    Net increase in net assets resulting from investment
     activity................................................                $ 114,541
                                                                            -----------
                                                                            -----------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED      YEAR ENDED
                                                                               DECEMBER 31,    DECEMBER 31,
                                                                                   1995            1994
                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Investment income.........................................................   $    114,541    $     85,800
  Net realized loss from investment transactions............................        --                   (1)
                                                                              --------------  --------------
    Net increase in net assets resulting from investment activity...........        114,541          85,799

FROM CONTRACT HOLDERS' TRANSACTIONS -- NOTES B AND E
  Accumulation units surrendered............................................       (286,220)       (383,665)
                                                                              --------------  --------------
    Decrease in net assets resulting from Contract Holders' transactions....       (286,220)       (383,665)
                                                                              --------------  --------------
    Net decrease in net assets..............................................       (171,679)       (297,866)

NET ASSETS
  Beginning of year.........................................................      2,221,448       2,519,314
                                                                              --------------  --------------
  End of year...............................................................   $  2,049,769    $  2,221,448
                                                                              --------------  --------------
                                                                              --------------  --------------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 7
NOTES TO FINANCIAL STATEMENTS

NOTE A  -- ACCOUNTING POLICIES

MBL Variable Contract Account -- 7 (the "Account") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, and a separate account of the MBL Life Assurance Corporation ("MBL Life") established under the Insurance Laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Account's contract by crediting annuity considerations to the Account or fixed accumulation and benefits to the Companion Contract, as elected by the Participant. Significant accounting policies of the Account are as follows:

INVESTMENTS -- Investments in short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than 60 days are valued at market values based on quoted bid and asked prices or yield equivalent. Investment transactions are recorded on the date of purchase or sale. Interest is recorded as earned.

FEDERAL INCOME TAXES -- The Account does not provide for Federal income taxes since the operations of the Account form a part of, and are taxed with, those of MBL Life which is taxed as a "life insurance company" under the Internal Revenue Code. Income and capital gains, if any, of the Account attributable to the Contract Holders are excluded in the determination of the Federal income tax liability of MBL Life.

REALIZED GAINS -- The net realized gain (loss) on investment transactions is determined on the basis of identified cost.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from these estimates.

NOTE B  -- REHABILITATION

On July 16, 1991, the Superior Court of New Jersey (the "Court") entered an Order appointing the New Jersey Insurance Commissioner as Rehabilitator of the Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"). The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account. As a separate account, the assets and liabilities of the Account are maintained separate and apart from the sponsoring insurance company's other assets and liabilities.

On November 10, 1993, the Court issued an Order of Confirmation which provided for the implementation of the Third Amended Plan of Rehabilitation of Mutual Benefit Life (the "Plan"). The Plan, as confirmed, reaffirmed the status of the Account as a separate account.

On April 29, 1994, the Plan was implemented. Substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the Commissioner is the sole Trustee.

While the terms of the Plan currently prohibit or limit redemptions from the Companion Contract and transfers from the Companion Contract to the Account, annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan. In addition, the Plan permits redemptions of amounts from the Account to continue, as requested, and transfers to MBL Variable Contract Account -- 2 for the purchase of variable annuities.

In view of the above, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted. In addition, requests for transfer of amounts to the Companion Contract from the Account are currently not being accepted.

Approximately 56% of the Accounts outstanding units are owned by five separate Contract Holders.

NOTE C  -- EXPENSE AND EXPENSE RISK CHARGES
The contracts offered by the Account provide that a charge, at the annual rate of .37%, be made daily against Account assets for expenses and expense risks assumed by MBL Life. In December, 1986, Mutual Benefit Life informed the Account that it would not assess the expense and expense risk charges against the Account's assets and would assume payment of the investment advisory fee (see Note D) for the period December 15, 1986 through May 1, 1987. This waiver of charges to the Account was extended for one year periods on May 1 of each succeeding year. Each year hereafter the waiver may be extended for additional one year periods. MBL Life reserves the right to reinstate the expense and expense risk charges and to cease assumption of payment of the investment advisory fee at the expiration of any waiver period.

NOTE D  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS
The Account has an investment advisory, a service and a distribution agreement with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life.

Under the investment advisory and service agreement, FPIC receives a periodic fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of such value, and .30% of all such value in excess of $700,000,000. (See Note C).

The compensation of each "disinterested" member of the Management Committee is included in those expenses and expense risks assumed by MBL Life as described in Note C. Such fees are paid at the rate of $400 per meeting attended plus an annual retainer of $1,200. No remuneration has been paid to any other member or officer. Aggregate fees paid during the year ended December 31, 1995 to the Account's "disinterested" members amounted to $8,000.

NOTE E  -- ACCUMULATION UNIT TRANSACTIONS
The change in the number of accumulation units outstanding was as follows:

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                    1995            1994
                                                               --------------  --------------
Balance at beginning of year.................................       131,726         155,149
Accumulation units surrendered...............................       (16,563)        (23,423)
                                                                    -------         -------
Balance at end of year.......................................       115,163         131,726
                                                                    -------         -------
                                                                    -------         -------

                              FINANCIAL HIGHLIGHTS

    Selected data for each accumulation unit outstanding throughout the years indicated:

                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                       1995       1994       1993       1992       1991       1990       1989
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit Value, Beginning of Year.........  $  16.864  $  16.238  $  15.772  $  15.232  $  14.415  $  13.345  $  12.328
Net investment income..............................      0.935      0.626      0.466      0.540      0.812      1.070      1.017
Net gain from investment transactions..............     --         --         --         --          0.005     --         --
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net increase in net assets resulting from
  operations.......................................       0.935      0.626      0.466      0.540      0.817      1.070      1.017
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit Value, End of Year...............  $   17.799 $   16.864 $   16.238 $   15.772 $   15.232 $   14.415 $   13.345
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Return.......................................       5.54%      3.86%      2.95%      3.55%      5.67%      8.02%      8.25%
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)................  $   2,050  $   2,221  $   2,519  $   3,266  $   5,448  $   3,960  $   2,033
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
Ratio of Expenses(1) to Average Net Assets.........       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
Ratio of Net Investment Income(1) to Average Net
  Assets...........................................       5.4 %      3.8 %      2.9 %      3.5 %      6.2 %      7.6 %      7.9 %
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                                       1988       1987       1986
                                                     ---------  ---------  ---------
Accumulation Unit Value, Beginning of Year.........  $  11.588  $  11.043  $  10.638
Net investment income..............................      0.740      0.545      0.405
Net gain from investment transactions..............     --         --         --
                                                     ---------  ---------  ---------
Net increase in net assets resulting from
  operations.......................................       0.740      0.545      0.405
                                                     ---------  ---------  ---------
Accumulation Unit Value, End of Year...............  $   12.328 $   11.588 $   11.043
                                                     ---------  ---------  ---------
                                                     ---------  ---------  ---------
Total Return.......................................       6.39%      4.94%      3.81%
                                                     ---------  ---------  ---------
                                                     ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)................  $   1,141  $     773  $     490
                                                     ---------  ---------  ---------
                                                     ---------  ---------  ---------
Ratio of Expenses(1) to Average Net Assets.........       0.03%      0.02%      0.76%
                                                     ---------  ---------  ---------
                                                     ---------  ---------  ---------
Ratio of Net Investment Income(1) to Average Net
  Assets...........................................       6.6 %      4.9 %      3.6 %
                                                     ---------  ---------  ---------
                                                     ---------  ---------  ---------

--------------------------------

(1)Without waiver and assumption of expenses by MBL Life, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.6%. (See Note C of the Notes to Financial Statements.)

---------------------------------------------
MBL VARIABLE CONTRACT ACCOUNT -- 7
MBL Life Assurance Corporation
520 Broad Street - Newark, New Jersey 07102
---------------------------------------------

THIS REPORT HAS BEEN PREPARED FOR CONTRACT HOLDERS AND PARTICIPANTS IN MBL VARIABLE CONTRACT ACCOUNT -- 7. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH INCLUDES INFORMATION CONCERNING THE ACCOUNT AND THE APPLICABLE SALES COMMISSIONS.
FS-634 (2-96)

Audited Financial Statements
December 31, 1995

MBL VARIABLE
CONTRACT ACCOUNT -- 7
Group Variable Annuity Contracts

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